                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 1996
                                                  ------------------------------

                                 BBN CORPORATION
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Massachusetts                       1-6435                    04-2164398
- --------------------------------------------------------------------------------
(State or other jurisdiction        Commission File           (I.R.S. Employer
of incorporation)                   Number)                   Identification No.


150 CambridgePark Drive, Cambridge, MA                          02140
- --------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (617) 873-2000
                                                 -------------------------------

Item 2.  Acquisition or Disposition of Assets.

     On June 29, 1996 ABS Capital Partners, L.P., ABS Capital Partners II, L.P., St. Paul Fire and Marine Insurance Company, and FSC Corporation (together the "Investors"), the Registrant, and BBN Domain Corporation (then, a wholly-owned subsidiary of Registrant) entered into a Stock Purchase Agreement the ("Agreement") pursuant to which BBN Domain Corporation ("Domain") was to be recapitalized, the Investors were to purchase all of the shares of two new series of preferred stock of Domain (one series of which was redeemable convertible (voting) preferred and the other series of which was redeemable (non-voting) preferred) in exchange for $36,000,000, and the majority of the common stock of Domain owned by Registrant was to be redeemed from Registrant in exchange for $36,000,000. Registrant was to retain common stock which constitutes, on a fully diluted basis, approximately 15% of the voting stock of Domain. The closing of the transaction occurred on July 31, 1996 consistent with the terms of the Agreement. In connection with the closing, the name of Domain was changed to Domain Solutions Corporation.

     The consideration paid by the Investors for the preferred stock of Domain, and the consideration paid to Registrant in the redemption of shares of common stock of Domain, was determined in arm's-length negotiations.

     A copy of the Agreement is attached hereto as Exhibit I and the foregoing statements with respect to the terms of the Agreement are qualified in their entirety by reference to the attached Exhibit 1.

Item 7.  Financial Statements and Exhibits

b.   Pro Forma Financial Information.

     For purposes of this presentation, pro forma adjustments have been made to the results of operations and balance sheets of Registrant to provide information as to how the disposition of a majority interest of BBN Domain Corporation might have affected the statement of operations and financial position of Registrant. The unaudited pro forma consolidated balance sheet of Registrant was prepared as if the disposition had occurred on June 30, 1996. The unaudited pro forma consolidated statement of operations of Registrant was prepared as if the disposition had occurred on July 1, 1995. This unaudited pro forma information does not purport to be indicative of the results of operations of Registrant that would have been obtained if the disposition had occurred on July 1, 1995, and is not intended to be a projection of future results.

     The following pro forma information is provided herewith:

     1. Unaudited Pro Forma Consolidated Balance Sheet of Registrant as of June 30, 1996

     2. Unaudited Pro Forma Consolidated Statement of Operations of Registrant for the Year Ended June 30, 1996

     3. Unaudited Explanatory Notes to the Pro Forma Consolidated Financial Statements

c.   Exhibits.

1. Stock Purchase Agreement dated as of June 29, 1996 among BBN Corporation, BBN Domain Corporation, ABS Capital Partners, L.P., ABS Capital Partners II, L.P., St. Paul Fire and Marine Insurance Company, and FSC Corporation.

     The exhibits to the Stock Purchase Agreement (except for Exhibits A, B, C-1, and C- 2, which are filed herewith) are not being filed herewith. Except to the extent covered by an application for an order pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, granting confidential treatment of certain contractual provisions, which application may be filed in the future, a copy of any other exhibit will be furnished supplementary to the Commission, upon request. A description of the exhibits identifying the contents of such exhibits is contained in the Stock Purchase Agreement, and a listing of the exhibits is contained in the Table of Contents to the Stock Purchase Agreement.

                                 BBN Corporation

                      Pro Forma Consolidated Balance Sheet
                               As of June 30, 1996
                                 (in thousands)
                                   (unaudited)

                                                          6/30/96    Pro Forma   6/30/96
                                                          Actual    Adjustments Pro Forma
                                                          ------    ----------- ---------
Assets:
- -------
Current assets:
     Cash and cash equivalents (includes restricted     $ 79,533     $36,000    $115,533
       cash of $4,711 at June 30, 1996 and $12,134
       at June 30, 1995)
     Short-term investments                               40,742                  40,742
     Accounts receivable, net                             60,825                  60,825
     Other current assets                                 10,314                  10,314
     Net assets of discontinued operations                 8,082      (8,082)
                                                        --------     -------    --------
          Total current assets                           199,496      27,918     227,414
Property, plant & equipment, net                          48,069                  48,069
Other assets                                               1,772                   1,772
                                                        --------     -------    --------
                                                        $249,337     $27,918    $277,255
                                                        ========     =======    ========

Liabilities and Shareholders' Equity:
- -------------------------------------
Current liabilities:
     Payables and other liabilities                     $ 52,380     $ 7,918    $ 60,298
     Accrued restructuring                                 7,352                   7,352
     Short-term capital lease obligation                   4,110                   4,110
     Deferred revenue                                     15,369                  15,369
                                                        --------     -------    --------
          Total current liabilities                       79,211       7,918      87,129
6% convertible subordinated debentures due 2012           73,170                  73,170
Capital lease obligation                                   8,866                   8,866
Commitment and contingencies
Minority interest                                            754                     754
Redeemable convertible preferred stock of subsidiary       8,000                   8,000
Shareholders' equity                                      79,336      20,000      99,336
                                                        --------     -------    --------
                                                        $249,337     $27,918    $277,255
                                                        ========     =======    ========

     The accompanying explanatory notes are an integral part of the pro forma consolidated financial statements


                                 BBN Corporation
                 Pro Forma Consolidated Statement of Operations
                        For the Year Ended June 30, 1996
                     (in thousands except per-share amounts)
                                   (unaudited)

                                                               6/30/96         Pro Forma            6/30/96
                                                               Actual          Adjustments         Pro Forma
                                                               ------          -----------         ---------
Revenue:
   Services                                                 $   216,551        $                 $   216,551
   Products                                                      17,788                               17,788
                                                            -----------        -----------       -----------
                                                                234,339                              234,339
                                                            -----------        -----------       -----------
Costs and expenses:
   Costs of services                                            170,521                              170,521
   Costs of products                                             11,489                               11,489
   Research and development expenses                             12,929                               12,929
   Selling, general and administrative expenses                  75,064                               75,064
   Goodwill write-off and other charges                          20,718                               20,718
                                                            -----------        -----------       -----------
                                                                290,721                              290,721
                                                            -----------        -----------       -----------
Loss from operations                                            (56,382)                             (56,382)
Interest income                                                   4,649                                4,649
Interest expense                                                 (4,697)                              (4,697)
Minority interest                                                  (110)                                (110)
Other income, net                                                    38                                   38
                                                            -----------        -----------       -----------
Loss from continuing operations before income taxes             (56,502)                             (56,502)
Benefit for income taxes                                         (6,600)                              (6,600)
                                                            -----------        -----------       -----------
Loss from continuing operations                                 (49,902)                             (49,902)
Income (loss) from discontinued operations, net of tax           (6,740)            20,000            13,260
                                                            -----------        -----------       -----------
Net income (loss)                                           $   (56,642)       $    20,000       $   (36,642)
                                                            ===========        ===========       ===========
Per-share amounts:
   Loss from continuing operations                          $     (2.80)       $                 $     (2.80)
   Income (loss) from discontinued operations, net of tax         (0.38)              1.12              0.74
                                                            -----------        -----------       -----------
   Net income (loss)                                        $     (3.18)       $      1.12       $     (2.06)
                                                            ===========        ===========       ===========

Shares used in per-share calculations                        17,818,000         17,818,000        17,818,000




     The accompanying explanatory notes are an integral part of the pro forma consolidated financial statements

                                 BBN CORPORATION
      Explanatory Notes to the Pro Forma Consolidated Financial Statements
                                   (unaudited)

A.   Basis of Presentation

     On July 31, 1996, the Registrant finalized the divestiture of a majority interest in its BBN Domain Corporation subsidiary as described in Item 2. of this Form 8-K. These pro forma consolidated financial statements reflect the impact this divestiture would have had on Registrant's consolidated historical financial statements provided herein.

B.   Pro Forma Adjustments to Consolidated Balance Sheet

     The consolidated balance sheet as of June 30, 1996 presents as net assets of discontinued operations the following:

     Assets:
     Cash and cash equivalents                      $ 2,334
     Accounts receivable, net                        12,373
     Property, plant & equipment, net                 5,135
     Other assets                                     2,832
                                                    -------
          Total assets                              $22,674
                                                    -------

     Liabilities:
     Payables and other liabilities                 $ 5,943
     Deferred revenue                                 8,649
                                                    -------
          Total liabilities                         $14,592
                                                    -------

          Net assets                                $ 8,082
                                                    =======


     The pro forma adjustments reflect the $36,000,00 cash consideration received. The gain from the sale is currently estimated to be approximately $20,000,000 after considering estimated costs of approximately $8,000,000 including facilities, employee-related and other costs to be incurred in connection with the divestiture.

C.   Pro Forma Adjustments to Consolidated Statement of Operations

     The consolidated statement of operations includes the following revenue and expenses associated with BBN Domain Corporation:

     Revenue                                                          $41,322

     Costs and expenses:
          Cost of revenue                                              10,238
          Research and development expenses                            11,561
          Selling, general and administrative expenses                 26,356
                                                                     --------
                                                                       48,155
                                                                     --------
     Loss from operations                                              (6,833)
     Other income, net                                                     93
                                                                     --------
     Net loss                                                         $(6,740)
                                                                     ========

     The other adjustments include the estimated $20,000,000 net gain to be recorded.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BBN Corporation

                                     By: /s/ Paul F. Brauneis
                                         ----------------------------------
                                         Paul F. Brauneis
                                         Vice President and Corporate Controller

Date: August 14, 1996

                                  EXHIBIT INDEX

Exhibit
Number                   Description of Exhibits

1.      Stock Purchase Agreement dated as of June 29, 1996 among
        BBN Corporation, BBN Domain Corporation, ABS Capital
        Partners, L.P., ABS Capital Partners II, L.P., St. Paul Fire and Marine Insurance Company, and FSC Corporation, and exhibits
        A, B, C-1 and C-2.